UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K




                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Report: August 19, 2003



                           Commission File No. 0-11682

                            S & K FAMOUS BRANDS, INC.
.................................................................................
             (Exact name of registrant as specified in its charter)



           Virginia                                      54-0845694
................................             ....................................
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


     11100 West Broad Street, P. O. Box 31800, Richmond, Virginia 23294-1800
.................................................................................
                    (Address of principal executive offices)


Registrant's telephone number, including area code:        (804) 346-2500
                                                   .............................

Item 7.       Financial Statements and Exhibits.

              (c) Exhibits

                  99.1 Press Release of S & K Famous Brands, Inc., (the "Company") dated August 19, 2003 *

* Exhibit filed herewith.

Item 12.      Results of Operations and Financial Condition

On August 19, 2003, the Company issued a press release regarding its results of operations for the second quarter and six months ended August 2, 2003. A copy of the press release is attached hereto as Exhibit 99.1.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            S & K FAMOUS BRANDS, INC.
                                            -------------------------
                                                 (Registrant)



Date:  August 19, 2003                      /s/ Robert E. Knowles
                                            ------------------------------
                                            Robert E. Knowles
                                            Executive Vice President,
                                            Chief Financial Officer,
                                            Secretary and Treasurer
                                            (Principal Financial Officer)



                                Index to Exhibits
                                -----------------


Exhibit Number                          Description
--------------                          -----------
    99.1         Press Release of S&K Famous Brands, Inc., dated August 19, 2003



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